Exhibit 99.1

Singularly Focused on HBV August 2019 NASDAQ: ABUS www.arbutusbio.com

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities laws. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential for HBV to have a larger market opportunity than HCV; our ability to meet a significant unmet medical need; our path to combination clinical trials with AB-506 and AB-729 in the second half of 2020; the sufficiency of our cash and cash equivalents to extend into the second half of 2020; our ability to develop a curative regimen for HBV and unlock significant market growth opportunities; our expectations to dose additional cohorts for the AB-506 Phase 1a/1b clinical trial and our expectation to have final results available in the first half of 2020; our expectation to make a decision regarding AB-452 clinical development in early 2020; our expectation for AB-729 for preliminary safety and efficacy data from both healthy subjects and several single dose cohorts of subjects with CHB to be available in the first quarter of 2020; and the timeline to a combination cure for HBV. With respect to the forward-looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things: the timely receipt of expected payments; the effectiveness and timeliness of preclinical studies and clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; the continued demand for Arbutus’ assets; and the stability of economic and market conditions. While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies. Forward-looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. Such factors include, among others: anticipated pre-clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products; economic and market conditions may worsen; and market shifts may require a change in strategic focus. A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10-K and Arbutus' periodic disclosure filings which are available at www.sec.gov and at www.sedar.com. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future.

Investment Highlights

Singular therapeutic focus - curing chronic Hepatitis B Virus (HBV)

Significant unmet medical need in **HBV**	Team with antiviral **expertise & proven track record**	Robust HBV **Portfolio**	**Combination Proof-of-Concept** Clinical Trial	Strong **Financial** Position
Global HBV prevalence double that of HCV, potential for larger market opportunity	Applying knowledge gained from HIV and HCV success to find HBV cure through proprietary drug combinations	HBV assets generating clinical data	AB-506 + AB-729 w/ NA in HBV pts Expected 2H 2020	$95M cash at 6/30/19 plus $20M gross proceeds received from Onpattro royalty monetization completed in July 2019 Extends runway into 2H 2020

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

HCV: Hepatitis C Virus | **NA:** Nucleoside Analogue

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NASDAQ: ABUS www.arbutusbio.com 4 Proven Leadership Team Successful track records in both the discovery, development, and commercialization of multiple antivirals: sofosbuvir, etravirine, rilpivirine, telaprevir and simeprevir William H. Collier Chief Development Officer Chief Financial Officer President and CEO David C. Hastings Gaston Picchio, PhD Michael J. Sofia, PhD Chief Scientific Officer Chief Business Officer Michael McElhaugh EVP, General Counsel and Chief Compliance Officer Elizabeth Howard, PhD, JD

3 2 1 2 HBV Lifecycle Illustrates Key Points for Intervention A combination of agents with complementary MOA is needed to cure HBV 1 – NA 2 – AB-506 3 – AB-729 3 – RNA destabilizer NASDAQ: ABUS www.arbutusbio.com

Block Replication NA Capsid Inhibitor RNAi Block HBsAg RNAi RNA Destabilizer Address cccDNA Capsid Inhibitor cccDNA inhibitor Reactivate by HBsAg Reduction RNAi RNA Destabilizer Activate PD-L1 antagonist PegIFN Leading to an HBV CURE Keys to Therapeutic Success 6 MOA: Mechanism Of Action NA: Nucleoside Analogue PegIFN: Pegylated Interferon HBsAg: HBV Surface Antigen Suppress HBV DNA and viral antigens Reawaken host immune response Therapeutic success will require a combination of agents with complementary MOAs. Reduce/Suppress Viral DNA & Antigens 1 Reawaken/Boost Host Immune Response 2

Arbutus HBV Pipeline 7 Phase I Lead Op Development IND Enabling Healthy Subjects HBV Subjects Phase II HBV DNA Suppression Capsid Inhibitors AB-506 3rd gen HBsAg Reduction RNAi AB-729 HBV RNA Destabilizers AB-452 2nd Gen Immune Reawakening PD-L1 1st gen cccDNA 1st gen

8 Driving HBV DNA to undetectable, in the serum and in the liver is a key to therapeutic success in HBV Capsid Inhibitor: Blocking HBV Replication Reduce Viral DNA & Antigens Reawaken Immune Response HBV Replication cccDNA Formation Reduced HBsAg Immuno-modulation

AB-506 Capsid Inhibitor

AB-506 shows **preclinical and clinical potency and PK profile** consistent with best in class agents

Active against all genotypes & NA resistant variants

Once daily dosing

Complementary with HBsAg reducing agents

Clinical Development: Preliminary Phase 1a/1b Results

Efficacy: 160mg and 400mg Cohorts

- Mean HBV DNA and RNA declines (Day 28) from -2.0 log (160 mg dose) to -2.8 log (400 mg dose) and -2.4 log (both doses), respectively
- One Grade 4 ALT flare (400 mg) was associated with notable declines in HBsAg (-1.4 log) and HBeAg (-2.0 log) and serum IFN gamma increase suggesting an immune mediated response

Safety: 160mg and 400mg Cohorts

- No SAEs or ALT elevations in healthy subjects
- No SAEs in CHB subjects
- Four CHB subjects experienced Grade 4 ALT flares (2 in the 160 mg cohort and 2 in the 400 mg cohort); none met DILI criteria and all occurred while HBV DNA was declining (>2.0 log)
- Two CHB subjects experienced Grade 2 flares in the 160 mg Cohort

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

PK: Pharmacokinetics | **CHB:** Chronic Hepatitis B

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AB-506 Capsid Inhibitor Clinical Development Next Steps 10 Phase 1a healthy subject study investigating dosing of AB-506 for 28 days Results expected later this year Continue with Phase 1b study in CHB subjects investigating longer dosing of AB-506 Establish longer term safety (with and w/o NA) Inclusion with AB-729 in a combination regimen Study initiation expected 2H 2020

Driving Down HBsAg Is A Key to Therapeutic Success in HBV 11 HBsAg is responsible for immune exhaustion Replication inhibitors do not block HBsAg production Reduce/Suppress Viral DNA & Antigens Reawaken/Boost Immune Response Reduced HBsAg Immunotherapy HBV Replication HBsAg cccDNA Formation

AB-729 RNAi Therapeutic Polymerase, Core Ag, e Ag, pgRNA sAg sAg HBx 12 Proprietary GalNAc-conjugate delivery technology provides liver targeting and enables subcutaneous dosing Single trigger RNAi agent targeting all HBV transcripts Inhibits HBV replication and lowers all HBV antigens Potent HBsAg reduction in preclinical models Pan-genotypic activity across HBV genotypes Duration of HBsAg reduction supports once per month dosing Demonstrated complementarity with capsid inhibitors Phase I initiated in July 2019; preliminary results expected Q1 2020

AB-729 In Vivo Single Dose Response & Duration Clear dose response in AAV mouse model Achieves maximum HBsAg reduction possible in this model Duration supports a clinical dosing frequency of once per month 13 Mean (n=5) ± SD 0 2 4 6 8 10 -1 0 1 2 3 4 Weeks After One SC Dose 1 mg/kg 3 mg/kg 9 mg/kg LLOQ Saline 1 dose siRNA Serum HBsAg (Log IU/mL) AB-729 also reduces HBV RNA, HBV DNA and e-antigen Lee, A., Et al, EASL 2019, Abstract FRI-184

Small Molecule HBV RNA Destabilizers HBV RNA reduction leads to interference in viral gene expression, DNA replication, and virion assembly AAV mouse model PO dosing Dose-dependent reduction in HBsAg HBsAg reduction correlates with reductions in liver HBV RNAs 14 Gotchev, D., et al., AASLD, 2017, Abstract 923 Liu, F., et al., Int HBV Meeting 2018, Sicily 0 1 2 3 4 5 6 7 1 10 100 Study Day S e r u m H B s A g ( % B a s e l i n e ) Untreated Vehicle 0.1 mg/kg 0.3 mg/kg 1 mg/kg 0 25 50 75 100 125 L i v e r H B V R N A ( % U n t r e a t e d )

AB-452 and RNA Destabilizer Program

Multiple evaluations underway to support AB-452 and RNA destabilizer program next steps

Completed

- ✓ IND enabling studies and 28 day toxicology
- ✓ AB-452 mechanism of action studies demonstrating AB-452 causes HBV mRNA poly A tail shortening
- ✓ Host protein knock out causes no cellular tox
- ✓ Host gene expression studies indicating that AB-452 has no detectable effect on host cell mRNAs

Ongoing

- *In vitro* target engagement and target-based cell viability evaluations
- Additional, specialized *in vitro* and *in vivo* non-clinical safety assessments
- In depth DMPK evaluations
- 90 day toxicology studies, two species

Multiple small molecule chemotypes under investigation to **maximize program opportunity**

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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Preclinical Combination In Humanized Mouse Model RNAi + Capsid inhibitor containing regimens result in HBV DNA and HBsAg reductions 16 Treatment for 6 weeks Dosage Route Frequency Capsid Inhibitor 100 mg/kg PO BID ETV 1.2 µg/kg PO QD PegIFN 30 µg/kg SQ 2×/wk RNAi 3 mg/kg IV biweekly Serum HBsAg Serum HBV DNA Key RNAi + Capsid Inhibitor + ETV RNAi + Capsid Inhibitor + PegIFN Capsid Inhibitor + PegIFN Vehicle HBsAg (Log10 IU/mL) Day 0 7 14 21 28 35 42 1 2 3 HBV DNA (Log10 copies/mL) Day 0 7 14 21 28 35 42 5 6 7 8 RNAi: ARB-1740 Capsid Inhibitor: AB-423 Lee, A, et al., AASLD 2016, Abstract No. 232

Drug Combination Analysis of AB-506 + AB-729 Capsid Inhibitor + Antigen Inhibitor Assayed Marker Inhibitor A Inhibitor A EC50 AB-729 EC50 (µg/mL) Synergy Volume (%) Antagonism Volume (%) Conclusion HBV-DNA TAF (µM) 0.08 <0.12 88.42, 2.46 -1.1, -2.33 Additive to Moderate Synergy HBsAg 4.12 <0.12 0, 0 -2.46, -1.74 Additive HBV-DNA PegIFN -alpha2a (IU/mL) 1.19 <0.12 0, 8.59 -15.53, -0.19 Additive HBsAg 12.91 <0.12 0, 0.02 0, -2.74 Additive HBV-DNA AB-506 (µM) 0.08 <0.12 106.05, 17.24 0, 0 Additive to Strong Synergy HBsAg >4.00 <0.12 2.33, 0 0, 0 Additive HBV-DNA AB-452 (µM) 0.01 <0.12 45.01, 4.55 0, 0 Additive to Minor Synergy HBsAg 0.01 <0.12 0, 0 -22.78, -16.16 Additive 17 Serum HBV DNA HBV-infected primary human hepatocytes Interpretive guidelines as per Prichard & Shipman 1990 Lee, A., Et al, EASL 2019, Abstract FRI-184

Key Catalysts for 2H 2019 - 2020 18 2H 2019 2020 AB-729 Preliminary Phase 1a/1b data AB-506 Preliminary Phase 1a/1b data AB-506 28 day healthy volunteer study results AB-506 Final Phase 1b data AB-729 Initiation of Phase 1 study Combination Proof-of-Concept Clinical Trial AB-729 + AB-506 w/ NA in HBV pts